Investment in associate company and business combination	12 Months Ended
Dec. 31, 2023
Investment in associate company and business combination [Abstract]
Investment in associate company and business combination
Note 16 – Investment in associate company and business combination

Investment in associate

During the first five months of 2022, the parent company owned 50% of Goodwood, whose principal activity is ship management and place of incorporation and business is Singapore. The ownership interest was treated as an investment in associate under the equity method. Subsequently, DHT acquired an additional 3% equity interest in Goodwood, resulting in a total ownership of 53%, which was treated as a subsidiary and consolidated in the Company’s financial statements as of May 31, 2022. As of December 31, 2021, DHT owned 50% of Goodwood, which was treated as an associate under the equity method.

(Dollars in thousands)	2023	2022
Investment in associate company	$-	$-

The following summarizes the share of profit of the associate that is accounted for using the equity method:

(Dollars in thousands)
Company’s share of	2023	2022	2021
Profit after taxation	$-	$1,327	$1,278
Other comprehensive income for the year, net of tax	$-	$(66)	$(74)
Total comprehensive income for the year	$-	$1,261	$1,204

Business combination

In May 2022, the parent company, acquired an additional 3% equity interest in Goodwood, a privately owned ship management company incorporated under the laws of the Republic of Singapore, for a purchase price of $394 thousand in cash. A change in Goodwood’s partnership structure allowed DHT to increase its shareholding under the existing partnership agreement. As of December 31, 2022, Goodwood managed 22 of the Company’s vessels.

Following the acquisition, DHT’s ownership percentage increased to 53%, thereby obtaining control over Goodwood in what is known as a step acquisition. Previously held equity interests in Goodwood were remeasured to a fair value of $6,030 thousand, resulting in a loss of $637 thousand, which was recognized under other financial (expense)/income in the consolidated income statement.

The Company has elected to measure the non-controlling interests in Goodwood at the proportionate share of identifiable net assets.

Assets acquired and liabilities assumed

The preliminary fair values of the identifiable assets and liabilities of Goodwood as at the date of the acquisition were:

As of May 31, 2022
(Dollars in thousands)	FV recognized on acquisition
ASSETS
Current assets	$9,912
Non-current assets	2,522
Total assets	$12,433
LIABILITIES
Current liabilities	$(570)
Non-current liabilities	(2,342)
Total liabilities	$(2,912)
TOTAL IDENTIFIABLE NET ASSETS AT FAIR VALUE	$9,521

Previously held equity interest measured at fair value	$(6,030)
Non-controlling interest measured at fair value	(4,453)
Goodwill arising on acquisition	1,356
PURCHASE CONSIDERATION TRANSFERRED	$394

(Dollars in thousands)	Cash flow on acquisition
Net cash acquired with the subsidiary	$8,660
Cash paid	(394)
NET CASH FLOW ON ACQUISITION	$8,267

The goodwill of $1,356 thousand comprises the value of the personnel technical management expertise, customer base, and market reputation, which are not separately recognized.

Impact of acquisition on the results of the Company

For the period from May 31 to December 31, 2022, Goodwood contributed $3,764 thousand to total revenues and a profit of $1,129 thousand before tax to the Company.

If the business combination had taken place at the beginning of the year, the total revenues would have been $457,381 thousand on a pro forma basis and the combined result before tax would have improved by $588 thousand to $63,155 thousand on a pro forma basis.